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Exhibit 99.1

Contact:
Shelley Boxer, V.P. Finance
MSC Industrial Direct Co., Inc.
(516) 812-1216

Investor Relations: Eric Boyriven/Lindsay Hatton
Press: Scot Hoffman
FD Morgen-Walke
(212) 850-5600

FOR IMMEDIATE RELEASE
---------------------

          MSC INDUSTRIAL DIRECT CO., INC. INITIATES QUARTERLY DIVIDEND

Melville, NY, July 10, 2003 - MSC INDUSTRIAL DIRECT CO., INC. (NYSE: MSM), "MSC," one of the premier distributors of MRO supplies to industrial customers throughout the United States, announced today that its Board of Directors has instituted a policy of regular quarterly cash dividends to shareholders. Initially, the quarterly dividend rate will be $0.05 per share, or $0.20 per share annually.

The first dividend is payable on August 11, 2003 to shareholders of record at the close of business on July 31, 2003. The dividend will result in an anticipated payout of approximately $13.3 million per year, based on the number of shares currently outstanding.

"This dividend declaration is a signal of the Board's confidence in MSC's financial strength and the stability of its cash flow," said Mitchell Jacobson, Chairman & Chief Executive Officer. "As a result of the successful execution of our strategy, MSC generated approximately $85 million in operating cash flow in fiscal 2002. By instituting the dividend, we are enhancing shareholder value while at the same time maintaining significant liquidity with which to continue our growth strategy."

MSC Industrial Direct (NYSE: MSM) is one of the premier distributors of MRO supplies to industrial customers throughout the United States. MSC distributes more than 500,000 industrial products from more than 2,500 suppliers to more than 340,000 customers. In-stock availability exceeds 99% and standard ground delivery is next day to 80% of the industrial United States. MSC reaches its customers through a combination of more than 35 million direct-mail catalogs and CD-ROMs, 90 branch sales offices, more than 450 sales people, the Internet and associations with some of the world's most prominent B2B e-commerce portals. For more information, visit the Company's Web site at http://www.mscdirect.com.

CAUTIONARY STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. Statements in this Press Release may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities exchange Act of 1934,


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MSC INDUSTRIAL DIRECT CO., INC. INITIATES QUARTERLY DIVIDEND          PAGE - 2 -


as amended. Any statements contained herein which are not statements of historical facts and that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future shall be deemed to be forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events, actual results and performance, financial and otherwise, could differ materially from those set forth in or contemplated by the forward-looking statements herein. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly any revisions to these forward looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. The inclusion of any statement in this release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include, without limitation, changing market conditions, competitive and regulatory matters, general economic conditions in the markets in which the Company operates, risk of cancellation or rescheduling of orders, work stoppages at transportation centers or shipping ports, the risk of war, terrorism and similar hostilities, availability of suitable acquisition opportunities, and various other risk factors listed from time to time in the Company's SEC reports.



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